▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE▼

PROXY
GSE SYSTEMS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To be held on May 29, 2008

The undersigned hereby constitutes and appoints Jeffery G. Hough and/or John V. Moran, as attorneys and proxies with full power of substitution, to attend and vote all of the shares which the undersigned is entitled to vote at the annual meeting of stockholders of GSE Systems, Inc. (the “Company”) to be held at the Company’s headquarters at 7133 Rutherford Rd., Suite 200, Baltimore, MD 21244 at 11:00 a.m. local time, on May 29, 2008 and at any and all adjournments or postponements of the meeting, with the same force and effect as if the undersigned were personally present and the undersigned hereby instructs said attorneys and proxies to vote as follows with respect to the matters described in the accompanying proxy statement:

(Continued, and to be marked, dated and signed, on the other side)

▼FOLD AND DETACH HERE AND READ THE REVERSE SIDE▼

PROXY
Please mark
your votes [X]
like this

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1. To elect three persons to serve as Class I Directors on the Company’s Board of Directors, for a term of three years or until their successors have been elected and qualified.

INSTRUCTIONS:  To withhold authority to vote for any one or more individual nominees, line through or otherwise strike out the name of any nominee.

The following three persons have been nominated to serve as directors:

Michael D. Feldman, Sheldon L. Glashow and Roger L. Hagengruber
FOR WITHHOLD AUTHORITY [ ] [ ]

2. To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the Company’s independent public accountants for the current fiscal year.

Please indicate by check mark if you plan to attend the annual meeting of stockholders.
FOR AGAINST ABSTAIN [ ] [ ] [ ] []

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signatures________________________  Signature_____________________  Date________
Note:  Please sign exactly as your name or names appear on this card.  Joint owners should each sign personally.  When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give full titles as such.  (Please sign, date and return this proxy in the enclosed envelope.)